UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 16, 2022

PFSweb, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28275	75-2837058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

9250 ROYAL LANE, SUITE 100
IRVING, TX 75063
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(972) 881-2900
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	PFSW	Nasdaq	Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.02 Item Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As disclosed in the Company’s Form 8-K filed with the Securities and Exchange Commission on May 16, 2022, the Company’s Compensation Committee previously approved, for incentive and retention purposes, transaction bonuses pursuant to a transaction bonus agreement (“TBRA”) for certain executive officers, including Mr. Willoughby, Mr. Madden, and Mr. Thomann, such that each such executive would be eligible to receive a cash payment based on a percentage of the total “transaction value” received upon a change in control of the Company resulting from the Company’s strategic alternatives initiative. The payment of such bonus is contingent upon the closing of a change of control transaction on or prior to December 31, 2022, or such later date as determined by the Company's Compensation Committee.

As the Company’s strategic alternatives process is ongoing, on December 16, 2022, the Company’s Compensation Committee decided to amend the TBRAs to (i) extend the Outside Closing Date, as defined in the TBRA, from December 31, 2022 to December 31, 2023 (other than Mr. Willoughby's TBRA that was previously extended and disclosed under the 8-K filed on November 9, 2022), and (ii) be consistent with the short-term deferral exception under Section 409A of the Internal Revenue Code.

A copy of the form of amendment to the TBRA entered into between the Company and certain executives of the Company, including Mr. Madden and Mr. Thomann, is filed herewith as Exhibit 5.2.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.
5.2	Form of Amendment to Transaction Bonus Agreement
104	Cover Page Interactive Data file, formatted in Inline XBRL

Cautionary Note Regarding Forward-Looking Statements. This Current Report on Form 8-K and the press release contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFSweb, Inc.

Dated: December 20, 2022	By:	/s/ Thomas J. Madden
Thomas J. Madden
Executive Vice President, Chief Financial Officer